                                                                       EXHIBIT D


                        COMMON SHARES OF
                        BENEFICIAL INTEREST

  Number                    PAR VALUE $.001              Shares
   8MJ

                     ORGANIZED UNDER THE LAWS OF
                         THE STATE OF DELAWARE

                                                         THIS CERTIFICATE
                                                        IS TRANSFERABLE IN
                                                          BOSTON, MA OR IN
                                                           NEW YORK, NY

                                                         CUSIP 09248T 10 7
                                                         SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

              The BlackRock New Jersey Strategic Municipal Trust

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, $.001 PAR
                                   VALUE, OF

The Black Rock New Jersey Strategic Municipal Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers

DATED:


          /s/ [SIGNATURE ILLEGIBLE]               /s/ [SIGNATURE ILLEGIBLE]
               SECRETARY                               PRESIDENT



  SEAL                                            COUNTERSIGNED AND REGISTERED;
                                                    STATE STREET BANK AND
                                                          TRUST COMPANY
                                                             (BOSTON)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                  BY

                                                            AUTHORIZED SIGNATURE

              THE BLACKROCK NEW JERSEY STRATEGIC MUNICIPAL TRUST

     The following abbreviations, when used in the inscription on the face on this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

TEN COM - as tenants in common                   UNIF GIFT MIN ACT - _______ Custodian ___________
                                                                     (Cust)              (Minor)

TEN ENT - as tenants by the entireties                                under Uniform Gifts to Minors

JT TEN  - as joint tenants with right                                 Act ___________________
          of survivorship and not as                                           (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

     For value received, ___________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________Shares of
Beneficial Interest represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said Shares of Beneficial Ownership on the books of the within named Trust with full power of substitution in the premises.

Dated: _________________________________
                                         _____________________________________
                                         Signature

                                              NOTICE: THE SIGNATURE(S) TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT, OR
                                         ANY CHANGE WHATEVER.


Signature(s) Guaranteed:

By ____________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C.